UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported) - December 14, 2005

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)

         Delaware                    0-24414                    75-1638027
State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)

                      4441 Sigma Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code         (972) 233-2903


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement.

    On December 14, 2005 the Compensation Committee (the "Compensation Committee") of the Board of Directors of RF Monolithics, Inc. (the "Company") approved Awards of restricted stock units to each of the Company's executive officers. The Awards were made pursuant to the RF Monolithics, Inc. 1997 Equity Incentive Plan, as amended (the "Plan"). When and to the extent that each restricted stock unit vests, subject to the terms and conditions of the Award and the Plan, the recipient will be entitled to receive a share of the Company's common stock. The awards are scheduled to vest in four equal annual installments, with the first vesting date set for January 14, 2007. Awards were made to the following executive officers:

        Executive                                Restricted Stock Units
        ---------                                ----------------------
        David M. Kirk                                     8,000
        Joseph E. Andrulis                                4,000
        Harley E Barnes, III                              4,000
        David B. Crawford                                 4,000
        James P. Farley                                   5,000
        Jon S. Prokop                                     4,000
        Darrell L. Ash                                    4,000
        Robert J. Kansy                                   4,000

The form of agreement evidencing each Award is filed with this report at Exhibit 10.27.

9.01  Financial Statements and Exhibits

       (c)  Exhibits.
              Exhibit        Description
              -------        -----------
              10.27          Form of RF Monolithics Restricted Stock Unit Award.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RF MONOLITHICS, INC.


                                            By:      /s/ Harley E Barnes, III
                                                 -------------------------------
                                                     Harley E Barnes, III
                                                     Chief Financial Officer


Date: December 19, 2005


                                  EXHIBIT INDEX

Exhibit                Description
-------                -----------
10.27                  Form of RF Monolithics Restricted Stock Unit Award.